RIO BRAVO INTERNATIONAL, INC.
                  DEVELOPMENT AND FRANCHISE AGREEMENT SCHEDULE
                            AS OF DECEMBER 29, 1996

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                                                                   (3)                                                      (5)
                                                                 DATE OF                                                DEVELOPMENT
                                                               DEVELOPMENT                      (4)                       SCHEDULE
             (1)                                              AGREEMENT OR        TERRITORY (all or part                  (total
       DEVELOPER NAME                    (2)                    FRANCHISE             of the states/countries          restaurants/
         AND ADDRESS                 PRINCIPALS                 AGREEMENT               listed) OR LOCATION              deadline)


APPLE CANTINAS                Frank C. Sedowicz             (in normal process)   IL, IA, MO, WI                         5/04-15-01
  (GEORGIA), INC.             Lois J. Sedowicz
5555 Oakbrook Parkway         Apple Cantinas, Inc.
Suite 355
Norcross, GA  30093


APPLE-METRO, INC.             Roy Raeburn                   (in normal process)   NY                                     5/05-15-01
640 East Boston Post Rd.      Zane Tankel
Mamaronek, NY  10543


APPLE SAUCE, INC.             W. Curtis Smith                          08-15-96   IN, OH                                 5/01-31-01
207 Grandview Drive           James P. Borke
Suite 125                                                           A. 08-15-96   500 E. 81st Avenue
Ft. Mitchell, KY  41017                                                           Merrillville, IN


APPLE SAUCE, INC.             W. Curtis Smith                          08-15-96   FL                                     5/01-31-01
207 Grandview Drive           James P. Borke
Suite 125                                                           A. 08-15-96   (to be determined)
Ft. Mitchell, KY  41017


BRAVO AMERICAN                Donald W. Strang, Jr.         (in normal process)   IL                                     5/07-15-01
  CHICAGO LIMITED             Allen S. Musikantow
  LIABILITY COMPANY
8905 Lake Avenue
Cleveland, OH  44102


BRAVO AMERICAN                Donald W. Strang, Jr.                    11-11-96   IN                                     5/01-31-01
  INDIANA LIMITED             Allen S. Musikantow
  LIABILITY COMPANY                                                 A. 11-11-96   2525 Sagamore Pkwy. S.
8905 Lake Avenue                                                                  Lafayette, IN
Cleveland, OH  44102


BRAVO AMERICAN                Donald W. Strang, Jr.                    02-07-96   OH                                     5/06-30-00
  OHIO LIMITED                Allen S. Musikantow
  LIABILITY COMPANY                                                 A. 02-07-96   1541 Golden Gate Plaza
8905 Lake Avenue                                                                  Mayfield Heights, OH
Cleveland, OH  44102
                                                                   B. in normal   17227 SouthPark Center
                                                                        process   Strongsville, OH




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CONCORD                       Larry S. Bird                 (in normal process)   KS, MO, NE                             5/03-15-01
  HOSPITALITY, INC.
1701 Windhoek Drive
P.O. Box 6212
Lincoln, NE  68512


DAKOTA RIO, INC.              Todd G. Porter                (in normal process)   SD, MT, WY, NE, MN, IA                 3/08-15-99
101B Empire Office Ctr.
4305 S. Louise Avenue
Sioux Falls, SD  57106


DSMF, INC.                    Matthew J. Fairbairn          (in normal process)   NY, PA                                 5/04-15-01
201 ATP Tour Blvd.            David Stein
Suite 120
Ponte Vedra Beach, FL


HEARTLAND RIO, INC.           James H. Stevens                         01-16-96   KS, IA, MO, NE                         3/10-31-98
2400 N. Woodlawn
Suite 140                                                           A. 01-16-96   8310 E. 21st Street
Wichita, KS  67220                                                                Wichita, KS


MANZANA GRANDE,               Myron Thompson                (in normal process)   ND, SD, MN                             3/08-15-99
  INC.                        Engen Eckmann
1225 S. Broadway
Minot, ND  58701


MISS-ALA-RIO, INC.            Glenn D. Durham                          01-24-96   AL, GA, TN, FL, MS                     5/06-30-00
822 Columbiana Raod           Fred Gustin
Birmingham, AL  35209                                               A. 01-24-96   (to be determined)


OZARK RIO, INC.               Gregory R. Walton                        02-29-96   MO, AR, OK, KS                         4/08-31-99
3252 Roanoke
Kansas City, MO  64111                                              A. 02-29-96   2040 E. Independence Ave.
                                                                                  Springfield, MO

                                                                   B. in normal   Hwy. 71 Bypass & College
                                                                        process   Fayetteville, AR


RCI CANTINA, LLC              Stephen A. Grove                         02-01-96   AL, GA, SC                             4/08-31-99
400 Interstate N. Pkwy.
Suite 1200                                                          A. 02-01-96   2128 Washington Road
Atlanta, GA  30339                                                                Augusta, GA

                                                                   B. in normal   169 Tom Hill Senior
                                                                        process   Macon, GA




                                       2
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RIORO, INC.                   Michael Olander                          02-29-96   NC, SC                                 5/06-30-00
170 Windchime Court
Raleigh, NC                                                         A. 02-29-96   US 521 & I-485
                                                                                  Charlotte, NC

RIORO, INC.                   Michael Olander                          02-29-96   WV, NC                                 5/06-30-00
170 Windchime Court                                           Amended: 08-29-96
Raleigh, NC
                                                                    A. 02-29-96   (to be determined)


SOUTH COAST                   William F. Palmer                        02-22-96   FL                                     5/06-30-00
  CANTINAS, INC.                                            Amended: in process
6620 McGinnis Ferry Road
Suite B                                                             A. 02-29-96   (to be determined)
Duluth, GA  30155


SOUTH COAST                   William F. Palmer                        02-22-96   NC, SC, GA                             5/06-30-00
  CANTINAS, INC.                                            Amended: in process
6620 McGinnis Ferry Road
Suite B                                                             A. 02-22-96   34 Tunnel Road
Duluth, GA  30155                                                                 Asheville, NC

                                                                   B. in normal   21 Roper Mountain Road
                                                                        process   Greenville, SC


T & K PARTNERS, LTD.          Michael J. Scanlon                       02-29-96   KY, OH, IN                             5/06-30-00
249 E. Main Street                                            Amended: 08-15-96
Suite 101
Lexington, KY                                                       A. 02-29-96   2349 Richmond Road
                                                                                  Lexington, KY

                                                                    B. 08-15-96   7980 Hosbrook Road
                                                                                  Madeira, OH


T & K PARTNERS, LTD.          Michael J. Scanlon                       02-29-96   OH, IN, PA                             5/06-30-00
249 E. Main Street                                            Amended: 08-14-96
Suite 101
Lexington, KY                                                       A. 02-29-96   40 Hutchinson Avenue
                                                                                  Worthington, OH


THE RIO TRIO                  Joel S. Marks                            01-17-96   FL, GA                                 4/08-31-99
  CORPORATION                 Milton A. Stahl
P.O. Box 956308                                                     A. 01-17-96   1926 Capital Circle, N.E.
Duluth, GA  30136                                                                 Tallahassee, FL




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THE RIO TRIO                  Joel S. Marks                            08-10-96   VA, WV, NC                             5/01-31-01
  CORPORATION                 Milton A. Stahl
P.O. Box 956308                                                     A. 08-10-96   4105 Chesapeake Square Blvd.
Duluth, GA 30136                                                                  Chesapeake, VA






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